Exhibit 99.1

Contact:	Dennis Story	Cameron Smith
	Chief Financial Officer	Director, Corporate Communications
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6841
	dstory@manh.com	camsmith@manh.com

Manhattan Associates Reports Record Third Quarter 2015 Performance

Company raises full-year EPS guidance

ATLANTA – October 20, 2015 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record non-GAAP adjusted diluted earnings per share for the third quarter ended September 30, 2015 of $0.42 compared to $0.32 in Q3 2014, on license revenue of $19.1 million and record total revenue of $142.3 million. GAAP diluted earnings per share for Q3 2015 was a record $0.38 compared to $0.30 in Q3 2014.

“We’re very pleased with our third quarter performance and year-to-date 2015 results. Our associates continue to execute well serving our customers and delivering strong financial performance,” said Eddie Capel, Manhattan Associates president and CEO. “Demand for our omni-channel, store and distribution management solutions continues to be strong and we continue to lead with product innovation to enhance our market leadership position. Our outlook for the balance of 2015 and the future is quite positive.”

THIRD QUARTER 2015 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.42 in Q3 2015, compared to $0.32 in Q3 2014.
•	GAAP diluted earnings per share was $0.38 in Q3 2015, compared to $0.30 in Q3 2014.
•	Consolidated total revenue was $142.3 million in Q3 2015, compared to $125.6 million in Q3 2014. License revenue was $19.1 million in Q3 2015, compared to $16.9 million in Q3 2014.

•	Adjusted operating income, a non-GAAP measure, was $49.1 million in Q3 2015, compared to $37.9 million in Q3 2014.
•	GAAP operating income was $43.7 million in Q3 2015, compared to $35.5 million in Q3 2014.
•	Cash flow from operations was $41.3 million in Q3 2015, compared to $32.7 million in Q3 2014. Days Sales Outstanding was 60 days at September 30, 2015, compared to 54 days at June 30, 2015.
•	Cash and investments was $119.1 million at September 30, 2015, compared to $108.4 million at June 30, 2015.
•

During the three months ended September 30, 2015, the Company repurchased 399,315 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $25.0 million. In October 2015, the Board of Directors approved raising the Company's share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

NINE MONTH 2015 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $1.14 for the nine months ended September 30, 2015, compared to $0.87 for the nine months ended September 30, 2014.
•	GAAP diluted earnings per share for the nine months ended September 30, 2015 was $1.04, compared to $0.81 for the nine months ended September 30, 2014.
•

Consolidated revenue for the nine months ended September 30, 2015 was $414.9 million, compared to $361.7 million for the nine months ended September 30, 2014. License revenue was $58.2 million for the nine months ended September 30, 2015, compared to $52.0 million for the nine months ended September 30, 2014.

•	Adjusted operating income, a non-GAAP measure, was $133.3 million for the nine months ended September 30, 2015, compared to $105.1 million for the nine months ended September 30, 2014.
•	GAAP operating income was $121.9 million for the nine months ended September 30, 2015, compared to $98.1 million for the nine months ended September 30, 2014.
•	Cash flow from operations was $84.0 million in the nine months ended September 30, 2015, compared to $53.7 million in the nine months ended September 30, 2014.
•

During the nine months ended September 30, 2015, the Company repurchased 1,381,375 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $76.5 million.

SALES ACHIEVEMENTS:

•	Recognized license revenue of $1.0 million or more on four new contracts during Q3 2015.
•	Completed software license wins with new customers such as: Citizen Watch, FreshDirect, ID Logistics, JM Family Enterprises, L.L.Bean, Lojas Riachuelo, Parlogis, Santens Service.
•

Expanded relationships with existing customers such as: Alliance Healthcare, Banaja Holdings, Beger, Belk, Brooks Brothers, Coach, Con-Way Truckload, Damco Distribution Services, Inc., DCG Fulfillment, Dentsply International, Eram, Harris Teeter, Hastings Deering, Innes, Integracolor, Jasco, MatahariMall.com, MXD Group, My Chemist, New Balance Athletics, Office Depot Mexico, Ozburn-Hessey Logistics, Petrovich, PurCotton, Richline Group, Rochester Drug Cooperative, Servicios Empresariales Zimag, Simplehuman, Southern Wine & Spirits of America, Speed Global Services, Sportsman’s Guide (A Northern Tool and Equipment Company), Stella and Dot, Team Hardinger Transportation and Warehousing, The Hillman Group, Tuesday Morning, United Natural Foods, Vitamin Shoppe, Wineworks, Winning Appliances, Woodcraft Supply.

2015 GUIDANCE

Manhattan Associates provides the following updated revenue and diluted earnings per share guidance for the full year 2015:

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward looking. Actual results may differ materially. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on December 15, 2015, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2015 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the first full week of February 2016.

CONFERENCE CALL

The Company’s conference call regarding its third quarter financial results will be held today, October 20, 2015, at 4:30 p.m. Eastern Daylight Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates' website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 52894484 or via the web www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ fourth quarter 2015 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and nine months ended September 30, 2015.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates makes commerce-ready supply chains that bring all points of commerce together so you’re ready to sell and ready to execute. Across the store, through your network or from your fulfillment center, we design, build and deliver market-leading solutions that support both top-line growth and bottom-line profitability. By converging front-end sales with back-end supply chain execution, our software, platform technology and unmatched experience help our customers get commerce ready—and ready to reap the rewards of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc.  Forward-looking statements in this press release include the information set forth under “2015 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, information security breaches and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Software license	$19,130	$16,945	$58,202	$52,041
Services	112,549	98,518	321,096	278,950
Hardware and other	10,625	10,145	35,638	30,710
Total revenue	142,304	125,608	414,936	361,701
Costs and expenses:
Cost of license	2,305	1,679	7,348	5,140
Cost of services	46,682	43,689	137,930	123,606
Cost of hardware and other	9,109	8,496	29,819	25,240
Research and development	13,589	12,236	40,402	35,906
Sales and marketing	10,904	11,476	34,640	36,344
General and administrative	14,058	10,856	37,223	32,761
Depreciation and amortization	1,977	1,675	5,656	4,652
Total costs and expenses	98,624	90,107	293,018	263,649
Operating income	43,680	35,501	121,918	98,052
Other income (loss), net	604	(55)	1,225	24
Income before income taxes	44,284	35,446	123,143	98,076
Income tax provision	16,387	13,106	46,038	36,430
Net income	$27,897	$22,340	$77,105	$61,646

Basic earnings per share	$0.38	$0.30	$1.05	$0.82
Diluted earnings per share	$0.38	$0.30	$1.04	$0.81

Weighted average number of shares:
Basic	73,259	74,687	73,616	75,255
Diluted	73,761	75,466	74,162	76,104

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Operating income	$43,680	$35,501	$121,918	$98,052
Equity-based compensation (a)	5,348	2,297	11,087	6,967
Purchase amortization (b)	113	58	325	59
Adjusted operating income (Non-GAAP)	$49,141	$37,856	$133,330	$105,078

Income tax provision	$16,387	$13,106	$46,038	$36,430
Equity-based compensation (a)	2,011	852	4,169	2,585
Purchase amortization (b)	42	22	122	22
Adjusted income tax provision (Non-GAAP)	$18,440	$13,980	$50,329	$39,037

Net income	$27,897	$22,340	$77,105	$61,646
Equity-based compensation (a)	3,337	1,445	6,918	4,382
Purchase amortization (b)	71	36	203	37
Adjusted net income (Non-GAAP)	$31,305	$23,821	$84,226	$66,065

Diluted EPS	$0.38	$0.30	$1.04	$0.81
Equity-based compensation (a)	0.05	0.02	0.09	0.06
Purchase amortization (b)	-	-	-	-
Adjusted diluted EPS (Non-GAAP)	$0.42	$0.32	$1.14	$0.87

Fully diluted shares	73,761	75,466	74,162	76,104

(a)

Adjusted results exclude all equity-based compensation, to facilitate comparison with our competitors and peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof. Equity-based compensation is included in the following GAAP operating expense lines for the three and nine months ended September 30, 2015 and 2014:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Cost of services	$504	$441	$2,024	$1,288
Research and development	575	374	1,503	1,133
Sales and marketing	847	389	1,727	1,094
General and administrative	3,422	1,093	5,833	3,452
Total equity-based compensation	$5,348	$2,297	$11,087	$6,967

(b)

Adjustments represent purchased intangibles amortization from prior acquisition. Such amortization is excluded from adjusted results to facilitate comparison with our competitors and peers, to facilitate comparisons of the results of our core operations from period to period and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$109,029	$115,708
Short-term investments	10,117	8,730
Accounts receivable, net of allowance of $6,863 and $4,164, respectively	92,045	86,828
Deferred income taxes	9,352	9,900
Prepaid expenses and other current assets	11,092	8,695
Total current assets	231,635	229,861

Property and equipment, net	21,351	17,265
Goodwill, net	62,237	62,250
Deferred income taxes	260	270
Other assets	7,264	8,524
Total assets	$322,747	$318,170

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,095	$12,483
Accrued compensation and benefits	24,914	30,889
Accrued and other liabilities	12,258	12,501
Deferred revenue	65,180	58,968
Income taxes payable	7,204	7,974
Total current liabilities	119,651	122,815

Other non-current liabilities	12,733	13,332

Shareholders' equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2015 and 2014	-	-
Common stock, $0.01 par value; 200,000,000 shares authorized; 73,064,213 and 74,104,064 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	731	741
Retained earnings	201,673	191,305
Accumulated other comprehensive loss	(12,041)	(10,023)
Total shareholders' equity	190,363	182,023
Total liabilities and shareholders' equity	$322,747	$318,170

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2015	2014
	(unaudited)	(unaudited)
Operating activities:
Net income	$77,105	$61,646
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,656	4,652
Equity-based compensation	11,087	6,967
Gain on disposal of equipment	(38)	(23)
Tax benefit of stock awards exercised/vested	8,435	7,395
Excess tax benefits from equity-based compensation	(8,413)	(7,359)
Deferred income taxes	712	122
Unrealized foreign currency loss (gain)	86	(36)
Changes in operating assets and liabilities:
Accounts receivable, net	(6,609)	(17,147)
Other assets	(1,592)	(6,408)
Accounts payable, accrued and other liabilities	(8,444)	1,564
Income taxes	(602)	(2,442)
Deferred revenue	6,651	4,786
Net cash provided by operating activities	84,034	53,717

Investing activities:
Purchase of property and equipment	(9,619)	(6,676)
Net purchases of investments	(1,825)	(1,849)
Payment in connection with acquisition	-	(2,773)
Net cash used in investing activities	(11,444)	(11,298)

Financing activities:
Purchase of common stock	(86,839)	(73,706)
Proceeds from issuance of common stock from options exercised	568	1,014
Excess tax benefits from equity-based compensation	8,413	7,359
Net cash used in financing activities	(77,858)	(65,333)

Foreign currency impact on cash	(1,411)	(345)

Net change in cash and cash equivalents	(6,679)	(23,259)
Cash and cash equivalents at beginning of period	115,708	124,375
Cash and cash equivalents at end of period	$109,029	$101,116

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
GAAP Diluted EPS	$0.24	$0.27	$0.30	$0.27	$1.08	$0.31	$0.35	$0.38	$1.04
Adjustments to GAAP:
Equity-based compensation	0.02	0.02	0.02	0.02	0.08	0.03	0.02	0.05	0.09
Purchase amortization	-	-	-	-	-	-	-	-	-
Adjusted Diluted EPS	$0.26	$0.29	$0.32	$0.30	$1.16	$0.34	$0.37	$0.42	$1.14
Fully Diluted Shares	76,795	76,037	75,466	75,034	75,841	74,607	74,126	73,761	74,162
2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue:
Americas	$91,355	$98,633	$103,419	$108,557	$401,964	$109,959	$117,154	$120,118	$347,231
EMEA	15,679	15,911	14,253	15,012	60,855	18,305	17,175	16,829	52,309
APAC	6,529	7,986	7,936	6,834	29,285	5,259	4,780	5,357	15,396
	$113,563	$122,530	$125,608	$130,403	$492,104	$133,523	$139,109	$142,304	$414,936

GAAP Operating Income:
Americas	$24,133	$25,127	$28,750	$23,926	$101,936	$30,182	$36,214	$36,407	$102,803
EMEA	4,058	4,239	3,617	3,399	15,313	5,522	4,516	5,909	15,947
APAC	1,860	3,134	3,134	1,747	9,875	1,160	644	1,364	3,168
	$30,051	$32,500	$35,501	$29,072	$127,124	$36,864	$41,374	$43,680	$121,918

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,274	$2,396	$2,297	$2,704	$9,671	$3,078	$2,661	$5,348	$11,087
Purchase amortization	1	-	58	106	165	106	106	113	325
	$2,275	$2,396	$2,355	$2,810	$9,836	$3,184	$2,767	$5,461	$11,412

Adjusted non-GAAP Operating Income:
Americas	$26,408	$27,523	$31,105	$26,736	$111,772	$33,366	$38,981	$41,868	$114,215
EMEA	4,058	4,239	3,617	3,399	15,313	5,522	4,516	5,909	15,947
APAC	1,860	3,134	3,134	1,747	9,875	1,160	644	1,364	3,168
	$32,326	$34,896	$37,856	$31,882	$136,960	$40,048	$44,141	$49,141	$133,330

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Professional services	$59,422	$65,702	$69,398	$65,536	$260,058	$72,659	$76,548	$80,994	$230,201
Customer support and software enhancements	27,491	27,817	29,120	31,537	115,965	28,544	30,796	31,555	90,895
Total services revenue	$86,913	$93,519	$98,518	$97,073	$376,023	$101,203	$107,344	$112,549	$321,096
4.	Hardware and other revenue includes the following items (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Hardware revenue	$5,946	$6,114	$4,707	$8,856	$25,623	$7,730	$7,080	$5,462	$20,272
Billed travel	3,597	4,908	5,438	4,932	18,875	5,276	4,927	5,163	15,366
Total hardware and other revenue	$9,543	$11,022	$10,145	$13,788	$44,498	$13,006	$12,007	$10,625	$35,638
5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue	$202	$696	$479	$(1,397)	$(20)	$(3,426)	$(3,599)	$(3,421)	$(10,446)
Costs and expenses	(713)	73	522	(1,097)	(1,215)	(2,546)	(3,201)	(2,820)	(8,567)
Operating income	915	623	(43)	(300)	1,195	(880)	(398)	(601)	(1,879)
Foreign currency (losses) gains in other income	(516)	12	(415)	491	(428)	(86)	(4)	213	123
	$399	$635	$(458)	$191	$767	$(966)	$(402)	$(388)	$(1,756)

Manhattan Associates has a large research and development center in Bangalore, India.  The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Operating income	$898	$505	$(171)	$24	$1,256	$72	$468	$571	$1,111
Foreign currency (losses) gains in other income	(141)	(129)	191	342	263	45	182	423	650
Total impact of changes in the Indian Rupee	$757	$376	$20	$366	$1,519	$117	$650	$994	$1,761

6.	Other income (loss) includes the following components (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Interest income	$267	$302	$349	$350	$1,268	$324	$335	$336	$995
Foreign currency (losses) gains	(516)	12	(415)	491	(428)	(86)	(4)	213	123
Other non-operating income (expense)	16	(2)	11	9	34	24	28	55	107
Total other (loss) income	$(233)	$312	$(55)	$850	$874	$262	$359	$604	$1,225
7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Total equity-based compensation - restricted stock	$2,274	$2,396	$2,297	$2,704	$9,671	$3,078	$2,661	$5,348	$11,087
Income tax provision	844	889	852	990	3,575	1,154	1,004	2,011	4,169
Net income	$1,430	$1,507	$1,445	$1,714	$6,096	$1,924	$1,657	$3,337	$6,918
Diluted earnings per share - restricted stock	$0.02	$0.02	$0.02	$0.02	$0.08	$0.03	$0.02	$0.05	$0.09
8.	Capital expenditures are as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Capital expenditures	$1,156	$2,424	$3,096	$2,739	$9,415	$3,098	$2,671	$3,850	$9,619
9.	Stock Repurchase Activity (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Shares purchased under publicly-announced buy-back program	695	782	504	639	2,620	524	458	399	1,381
Shares withheld for taxes due upon vesting of restricted stock	235	1	10	3	249	212	2	9	223
Total shares purchased	930	783	514	642	2,869	736	460	408	1,604
Total cash paid for shares purchased under publicly-announced buy-back program	$25,459	$25,090	$15,112	$25,422	$91,083	$26,306	$25,214	$25,001	$76,521
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	7,720	36	289	76	8,121	9,727	83	508	10,318
Total cash paid for shares repurchased	$33,179	$25,126	$15,401	$25,498	$99,204	$36,033	$25,297	$25,509	$86,839